UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2019

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue

Suite 2200, LB 36

Dallas, Texas 75204-2960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZIXI	NASDAQ

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 7, 2019, Zix Corporation (the “Company”) acquired certain assets of Cirius Messaging Inc., a corporation organized under the laws of the province of British Columbia (“Cirius Messaging”), and its wholly owned subsidiary DeliverySlip Inc., a Delaware corporation (“DeliverySlip” and together with Cirius Messaging, the “Sellers”), related to the DeliverySlip product, pursuant to the terms of an Asset Purchase Agreement (the “Purchase Agreement”) entered into by and among AppRiver Canada Inc., a subsidiary of the Company and a corporation organized under the laws of the province of Ontario, Canada (“AppRiver”), Cirius Messaging and DeliverySlip. DeliverySlip is engaged in the business of providing email encryption, e-signatures and secure file sharing solutions. Pursuant to the Purchase Agreement, the Company has agreed to pay an aggregate purchase price of $14,000,000 in cash, subject to certain adjustments.

The Purchase Agreement contains customary representations and warranties and covenants of AppRiver and the Sellers. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and, as of the specified dates set forth therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 7.01	Regulation FD Disclosure.

On May 8, 2019, the Company issued a press release announcing entry into the Purchase Agreement and completion of the acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)

Date: May 8, 2019	By:	/s/ David E. Rockvam
David E. Rockvam
Vice President and Chief Financial Officer